PBF Energy Inc. June 2019 1

Safe Harbor Statements This presentation contains forward-looking statements made by PBF Energy Inc. (“PBF Energy”), the indirect parent of PBF Logistics LP (“PBFX”, or “Partnership”, and together with PBF Energy, the “Companies”, or “PBF”), and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. These forward-looking statements include, without limitation, the company’s expectations with respect to timing of the completion of the proposed acquisition; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations; the company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing, announcement and consummation of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; ability to consummate potential acquisitions, the timing for the closing of any such acquisition and our plans for financing any acquisition; unforeseen liabilities associated with any potential acquisition; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. All forward-looking statements speak only as of the date hereof. The company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law. See the Appendix for reconciliations of the differences between the non-GAAP (“U.S. generally accepted accounting principles”) financial measures used in this presentation, including various estimates of EBITDA (earnings before interest, income taxes, depreciation and amortization), and their most directly comparable GAAP financial measures. 2

PBF – Investment Overview  Geographically diverse, high-complexity five-refinery system Pure-play Refiner  Crude and feedstock optionality provides access to advantaged North with Attractive American and international feedstocks Asset Base  Strategic partnership with PBF Logistics (NYSE:PBFX)  Track record of investing in high-return, margin-improvement projects Established  Pipeline of organic opportunities to further increase margin capture Investment Track Record  Management team with long and successful history of executing accretive acquisitions and delivering growth  Maintain conservative balance sheet and strong liquidity Disciplined  Investing to drive long-term earnings growth and enhance assets Capital Allocation  Access to public capital through strategic PBFX relationship  Refining and Logistics segments provide dual growth platforms Future  Increase refining profitability through reliable operations and reduced Growth Opportunities costs  Diversify logistics footprint through organic growth and third-party transactions 3

Environmental, Social, Governance  Providing a wide variety of clean fuels and raw materials to multiple industries across the United States and internationally  Commitment from the Board and the entire organization to run our facilities safely, reliably and environmentally responsibly  Pursuing advanced processes and technology to further reduce greenhouse gas emissions  Actively promoting inclusion and diversity in our workforce at each of our locations  Engaged in our local communities through supportive educational programs, philanthropic and volunteer activities 7

Attractive Asset Diversification and Growth  PBF's core strategy is to operate safely, Martinez(1) reliably and environmentally responsibly Toledo PADD 4 Paulsboro  Pursue disciplined growth through PADD PADD 5 2 strategic acquisitions and development of PADD organic projects 1 Delaware City PADD 3  Diversified, high-complexity asset base Torrance with 12.8 Nelson Complexity(1) Chalmette Independent Refiners Throughput Capacity Nelson 14 12.8 Region (bpd) Complexity 12.1 11.4 12 11.0 10.8 3,000 10.5 Mid-continent 170,000 9.2 9.5 10 8 2,000 East Coast 370,000 12.2 6 Gulf Coast 189,000 12.7 4 1,000 CrudeCapacity NelsonComplexity 2 West Coast(1) 312,000 15.5 0 0 PBF HFC VLO PSX MPC DK CVI Total(1) 1,041,000 12.8 Complexity Capacity Source: Oil & Gas Journal, company reports ___________________________ 5 1. Assuming successful close of the announced transactions to acquire the Martinez refinery

Martinez Refinery Acquisition Highlights  Martinez is a premier West Coast refinery with dual-coking, high-conversion operations and a Nelson Complexity of 16.1  Significantly accretive to earnings with an expected acquisition cost of $900 million to $1 billion with a pro forma historical annual EBITDA of $275 - $375 million(1)  Creates most complex refining system on the West Coast • Enables realization of West Coast operational and other synergies • Accomplishes high-priority, West Coast diversification  Demonstrates PBF’s disciplined growth strategy of identifying and pursuing value • Increases PBF circuit capacity to over 1 million barrels per day • Highest complexity independent refining system • Solidifies PBF’s leading position in an IMO-MARPOL marketplace  Renewable Diesel Opportunity – commitment by both Shell and PBF to explore a partnership at Martinez to invest in and build an onsite renewable diesel facility using existing idled equipment  Expected to close in second half of 2019 ___________________________ 6 1) See appendix for a reconciliation of the non-GAAP financial measures

Attractive Purchase Price $ per Complexity Barrel PBF acquisitions completed at an Versus recent acquisition average of average of $225/complexity barrel(1) $595/complexity barrel $2,131 $978 $806 $712 $534 $396 $411 $336 $298 $233 $196 $188 $102 $152 $134 $122 $170 Source: Citi Research and company estimates ___________________________ 7 1. PBF figures based on announced acquisition costs and assumes successful close of the announced transaction to acquire the Martinez refinery

PBF’s Martinez Potential Earnings Power Historical Pro Forma EBITDA(1) $275 - $375 million West Coast Operational and other synergies(2) $125 million $1,929 IMO-driven Benefits(3) $100 - $200 million  Significant and sustainable free cash flow(1) generation driven by: • Resilient earnings power • Manageable required CapEx aided by near-term seller reimbursements (~$110 million) • Significant tax shelter from full expensing of up-front purchase price and annual run-rate capex  Synergies ramp to reach an expected run-rate of $125 million in third year of ownership  IMO-driven benefits are excluded from the base case and an incremental positive  Basic assumptions(2) • Projected throughput of ~150,000 – 160,000 barrels per day • Estimated crude differential of ~$1.50 under ANS • Average San Francisco ANS 3/2/1 benchmark crack of ~$16.00 • Operating expenses of ~$450 – $500 million per year • Average long-term capital expenditures of ~$150 million per year ___________________________ 1) See appendix for the definitions and reconciliation of the non-GAAP financial measures. $375 million represents 6-year avg., $275 million removes the high of 2015 for a 5-year avg. 8 2) Company assumptions and expectations are subject to change and may not reflect actual market conditions 3) Based on current assumptions and forward curve pricing

Mid-Continent and East Coast Refining Operations

Mid-Continent

- Toledo, Ohio
  - Processes WTI-based light crude oil and advantaged Canadian syncrude which produces a high-value clean product yield including gasoline, ultra-low sulfur diesel and a variety of petrochemicals including nonene, xylene, tetramer and toluene
  - Chicago 4-3-1 benchmark crack = (–4)*(WTI) + 3*(Chic CBOB pipe) + .5*(Chic ULSD Pipe) + .5*(USGC Jet Kero 54)



East Coast

- 100% of East Coast Coking Capacity
- Paulsboro, New Jersey
  - Processes a variety of medium and heavy sour crude oils and produces a diverse product slate including gasoline, heating oil, jet fuel, lube oils and asphalt



- Delaware City, Delaware
  - Processes a predominantly heavy crude oil slate with a high concentration of high sulfur crudes, including advantaged Canadian crudes such as WCS



- NYH 2-1-1 benchmark crack = (–2)*(Dated Brent) + 1*(NY RBOB) + 1*(ULSD)

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Chalmette Refinery – Focus on Optimization  Continuing to enhance the asset and commercial flexibility  Invested ~$100 million in margin improvement projects • Restarted idled reformer, hydrotreater and light-ends recovery plant • Upgrades unfinished naphtha to high- value clean products • Completed crude storage project improves crude flexibility, reduces vessel demurrage • Increased clean product exports (and reduced RIN exposure)  Restarting idle 12,000 bpd coker to take advantage of expected discounts for high- sulfur feedstocks (crude and gasoil)  USGC 2-1-1 benchmark crack • (–2)*(LLS) + 1*(GC 87 Gasoline) + 1*(GC ULSD) 10

Torrance Refinery – Focus on Reliability  Focus on stable and reliable operations  Reliability improvements have driven increased profitability and operating expense reductions  Margin enhancement • Increased rack throughput to approximately 70% of gasoline yield • Optimizing distillate margin contribution through rapid, low-cost opportunities • Successfully entering new markets, including exports  LA 4-3-1 benchmark crack • (–4)*(ANS) + 3*(85.5 CARBOB) + .5*(LA CARB Diesel) + .5*(LA Jet 54) 11

PBFX is a Strategic Growth Partner

- Since inception, PBFX has delivered over 200% EBITDA growth
  - Since 2015, ~65% of growth from third-party acquisitions and organic projects
- Targeting ~$100 million of EBITDA* from organic projects to be implemented over the next 4 – 5 years
- PBF retains drop-down inventory of ~$200 million EBITDA* of logistics assets
- Completed immediately accretive IDR simplification in February 2019
  - Eliminated IDR burden, improves cost of capital and strengthens GP/LP alignment
  - Enhances ability to pursue organic growth projects and acquisitions
- PBF indirectly owns 100% of the general partner and ~48% of the limited partner interests of PBF Logistics LP (NYSE:PBFX)



Mid-Continent Assets
Knoxville Terminals
Toledo Storage Facility
Toledo LPG Truck Rack
Toledo Truck Terminal
Toledo Terminal
Toledo Rail Unloading
Toledo
Paulsboro
Delaware City
PADD 4
PADD 5
PADD 2
PADD 1
PADD 3
Torrance
Chalmette
West Coast Assets
Torrance Valley Pipeline
Gulf Coast Assets
Chalmette Storage Facility
Chalmette Truck Rack
Chalmette Rosin Yard
East Coast Assets
Paulsboro NG Pipeline
East Coast Terminals
East Coast Storage Assets
DCR Products Pipeline
DCR Truck Rack
DCR Rail Facility
DCR Ethanol Storage Facility
Paulsboro Lube Oil Terminal

*Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time.

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IMO is a Differentiator for PBF – Rewards Complexity  International Maritime Organization (IMO) low-sulfur-fuels requirements Coking Capacity(1) scheduled to take effect January 1, 2020 (percentage of crude throughput) 25%  Complexity and conversion capacity will be beneficiaries 20%  PBF has no required capital investments  Investment opportunities to capture 15% incremental benefits • Hydrogen plant at Delaware City 10% refinery • Restarting coker at Chalmette refinery 5% • East Coast storage facilities for high- sulfur resid handling 0%  Well-positioned to benefit from discounted high-sulfur feedstocks • Light-heavy crude differentials Source: Company Data, 2017 AFPM Refining Capacity Report • Intermediate inputs ___________________________ 13 1. Assuming successful close of the announced transactions to acquire the Martinez refinery

Appendix

Martinez Refinery Transaction Summary  Cascading upfront consideration based on the date of closing: • $1.0 billion closing on or before October 1 • $990 million closing on November 1 • $980 million closing on December 1 • $970 million closing on January 1 • $900 million closing on April 1 or thereafter  Q1-2020 Turnaround Activity • Regardless of ownership, Seller will fund approximately $70 million for the Q1-2020 turnaround costs • In addition, if PBF owns Martinez during the turnaround, Shell will provide up to approximately $40 million of compensation for costs associated with the downtime  Seller is committed to fund certain future capital requirements, approximately $80 million over the next 2 to 4 years  Net working capital estimate of approximately $250 - $300 million, based on market conditions at closing  Transaction includes multi-year earn-out with Seller 15

Martinez Refinery Asset Overview  Martinez Refinery Indicative Inputs • Heavy: 85% - 90% • Light/Medium: 5% - 10% • Other: 5% - 10% • Average crude API: 20 degrees - TAN: 2.7  Martinez Refinery Indicative Yields • Gasoline: 55% – 60% • Distillate: 35% – 40% (approximately 2/3 Jet, 1/3 CARB Diesel) • Other: 10% – 15% • Average volume gain of ~3%  Operating units and logistics • 157kbpd nameplate crude capacity, delayed coker and flexicoker, fluid catalytic cracker, reformer, sulfuric alkylation, significant hydrotreating and additional upgrading capability • 80 MW Cogeneration facility • Integrated marine terminal with direct waterborne access, onsite truck rack and third- party pipeline connectivity to Northern California market and San Francisco Airport • Approximately 8.8 million barrels of feedstock and product storage capacity 16

Non-GAAP Financial Measures EBITDA - Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. PBFX Management defines EBITDA as net income (loss) before net interest expense including amortization of loan fees and debt premium and accretion on discounted liabilities, income tax expense and depreciation and amortization expense. EBITDA is not a presentation made in accordance with U.S. generally accepted accounting principles (“GAAP”) and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income or net income as a measure of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. EBITDA also has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. $ in millions Martinez Martinez (except where noted) Pro forma Historical Pro forma Historical Annual Run-rate Annual Run-rate (Low Case) (High Case) Net Income $145 $220 Add: Depreciation and amortization 40 40 expense(1) Add: Interest expense 35 35 Add: Income tax 55 80 expense @ 27% rate EBITDA $275 $375 Note – figures in table are estimates and subject to change based on actual operating performance, market conditions and other factors With respect to projected EBITDA related to synergies, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact this measure are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. In addition, management is unable to project working capital changes for future periods at this time. Free Cash Flow - We define Free Cash Flow as net income plus depreciation and amortization, interest, and income tax expense less cash payments for capital expenditures, interest and other financing costs and income taxes. Free Cash Flow is considered a non-GAAP financial measure. However, we believe that Free Cash Flow is an important financial measure for use in evaluating the company's financial performance and assessing our ability to generate discretionary cash from our business operations. Free Cash Flow should be considered in addition to, and not as a substitute for, net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of Free Cash Flow is limited, in that it may not represent all residual cash flows available for discretionary expenditures, due to the fact that the measure does not adjust for all non-cash and cash expenditures attributable to our operations. Additionally, because Free Cash Flow may be defined differently by other companies in our industry, our definition may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. ___________________________ 17 1. Amounts exclude depreciation associated with future capital spending